April 30, 1999, amended as of May 11, 1999

SMITH BARNEY FUNDS, INC.
388 Greenwich Street
New York, New York  10013

STATEMENT OF ADDITIONAL INFORMATION

Smith Barney Funds, Inc. (the "fund") currently consists of three portfolios: the Large Cap Value Fund, the U.S. Government Securities Fund and the Short-Term High Grade Bond Fund (collectively referred to as the "portfolios" and individually as a "portfolio"). The Large Cap Value Fund had been named the "Equity Income portfolio" prior to February 20, 1998; prior to December 11, 1995, it had been named the "Income and Growth portfolio." The Short-Term High Grade Bond Fund had been named Short-Term U.S. Treasury Securities Fund prior to July 2, 1998.

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide more detailed information about Smith Barney Funds, Inc. as well as matters already discussed in the associated prospectuses, each dated April 30, 1999 as amended and/or supplemented from time to time. Additional information about each portfolio's investments is available in the portfolios' annual and semi-annual reports to shareholders. Each portfolio's prospectus and report may be obtained from the fund at the address listed above or by calling (800) 421-2010, or from a Salomon Smith Barney Financial Consultant.


TABLE OF CONTENTS 					PAGE

Investment Policies					2

Investment Restrictions					7
Directors and Officers					9
Additional Information Concerning Taxes			11
IRA and Other Prototype Retirement Plans			14
Performance Information					15
Valuation of Shares					17
Purchase and Redemption of Shares			17
Investment Management Agreement
  and Other Services					25
Additional Information about the Manager			30
Custodian						30
Independent Auditors					30
Additional Information about the fund			30
Voting							31
Financial Statements					32
Appendix - Ratings of Debt Obligations			33



INVESTMENT POLICIES

	The prospectus describes the investment objectives and policies of each portfolio. The following discussion supplements the description of the portfolio's investment policies in the prospectus. The investment objectives and policies of each portfolio are non-fundamental and thus may be modified by the Directors of the fund provided that any modification is not prohibited by the portfolios' investment restrictions or applicable laws. Each portfolio's investment adviser is SSBC Fund Management Inc. ("SSBC" or the "manager").

	Large Cap Value Fund. The portfolio invests primarily in common stocks offering a current return from dividends and will also normally include some interest-paying debt obligations (such as U.S. government obligations, investment grade bonds and debentures) and high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. government securities with broker/dealers or other financial institutions, including the fund's custodian). Under normal market conditions, at least 65% of the portfolio's assets will be invested in common stocks of companies that have a market capitalization of at least $5 billion at the time of investment. The portfolio may also purchase preferred stocks and convertible securities. From time to time, a portion of the assets may be invested in non-dividend paying stocks. The portfolio may make investments in foreign securities, although the manager currently intends to limit such investments to 5% of the portfolio's assets (including European, Continental and Global Depositary Receipts). An additional 10% of its assets may be invested in sponsored American Depositary Receipts representing shares in foreign securities that are traded in U.S. securities markets.

	The portfolio may also invest in options (including swaps, caps, collars and floors), unseasoned issuers, REITS and other investment companies and may borrow money as a temporary measure for extraordinary or emergency purposes.

	U.S. Government Securities Fund. The portfolio invests primarily in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type and in mortgage participation certificates issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") and will also normally include other "U.S. government obligations," i.e., obligations issued or guaranteed by the United States, its agencies or instrumentalities.

	Under normal market conditions, the portfolio will seek to invest substantially all of its assets - and the portfolio will invest not less than 65% of its assets - in such securities. As a hedge against changes in interest rates, the portfolio may enter into agreements with dealers in GNMA Certificates to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date; provided, however, that settlement occurs within 120 days of the trade date.

	Short-Term High Grade Bond Fund. The portfolio will seek to achieve its objective by investing its assets primarily in high-grade bonds, including U.S. Government securities and corporate obligations. The portfolio's investments will be limited to debt securities that, at the time of investment, are considered to be of "investment grade" quality, i.e., securities rated by a nationally recognized statistical rating organization ("NRSRO") within one of the four highest ratings categories for debt securities, or securities deemed comparable thereto by the manager. In addition, the portfolio will invest primarily in the following securities: corporate bonds rated in one of the three highest categories for debt securities by an NRSRO (such as A or better by Moody's Investor Service, Inc. ("Moodys") or Standard & Poor's Rating Group ("S&P")); U.S. government securities; and negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion.

	In an effort to minimize fluctuations in market value, the dollar-weighted average maturity of the portfolio's securities shall normally not be less than one nor more than four years, and the average duration of the portfolio will typically be no greater than 3.5 years. The maximum remaining maturity of the securities in which the portfolio shall normally invest will be no greater than ten years. In calculating the maturity of a mortgage-backed security (such as a GNMA Certificate, described below), the portfolio will use the average life of the underlying mortgages in the pool backing the security, which takes into account the expected rate of prepayments.

	The portfolio may maintain a portion of its assets, which will usually not exceed 10%, in money market obligations and in cash to provide for payment of the portfolio's expenses and to meet redemption requests. It is the policy of the portfolio to be as fully invested in debt securities as practicable at all times. The portfolio reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

	Credit Quality. Each portfolio may invest in investment grade bonds, i.e. U.S. government securities or bonds rated, at the time of purchase, in the four highest ratings categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a portfolio, although the manager will consider these events in determining whether the portfolio should continue to hold the securities.

	U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the United States government, its agencies or instrumentalities. These include bills, certificates of indebtedness, and notes and bonds issued by the U.S. treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. treasury bills and bonds, are supported by the full faith and credit of the U.S. treasury; others are supported by the right of the issuer to borrow from the United States treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the FHLMC are supported only by the credit of the instrumentality. GNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks.


	GNMA Securities. GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee representing an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans
Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA
Certificates. Scheduled payments of principal and interest are made each month to holders of GNMA Certificates (such as the U.S. Government Securities portfolio). Unscheduled prepayments of mortgages are passed through to holders of GNMA Certificates at par with the regular monthly payments of principal and interest, which have the effect of reducing future payments on such Certificates and either increasing or decreasing the yield realized by the portfolio, depending on the cost of the underlying Certificate and its market value at the time of prepayment. The income portions of monthly payments received by these portfolios will be included in their net investment income. The average life of GNMA Certificates varies with the maturities of the underlying mortgages (with maximum maturities of 30 years) but is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, refinancing of such mortgages or foreclosure.

	GNMA Certificates have historically involved no credit risk, however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder's investment in the U.S. Government Securities portfolio. Prepayments and scheduled payments of principal will be reinvested by the U.S. Government Securities portfolio in then available GNMA Certificates which may bear interest at a rate lower or higher than the Certificate from which the payment was received. As with other debt securities, the price of GNMA Certificates is likely to decrease in times of rising interest rates; however, in periods of falling interest rates the potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. If a portfolio buys GNMA Certificates at a premium, mortgage foreclosures or prepayments may result in a loss to the portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

	Zero Coupon Bonds. The U.S. Government Securities Fund and Short-Term High Grade Bond Fund may each invest in zero-coupon debt securities, which may be subject to greater volatility than other types of debt securities. Because zero-coupon securities do not make interest payments, such securities may fall more dramatically when interest rates rise than securities paying out interest on a current basis. However, when interest rates fall, zero-coupon securities may rise more rapidly in value because the securities have locked-in a particular rate of reinvestment that becomes more attractive the further rates fall.

	Repurchase and Reverse Repurchase Agreements. Each portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the portfolio at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the portfolio holds the security and which is not related to the coupon rate on the purchased security. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the portfolio may be delayed or limited or the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A portfolio will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the manager under guidelines approved by the Board of Directors. It is the policy of the fund not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a portfolio amount to more than 15% of that portfolio's total assets.

	Reverse repurchase agreements involve the sale of a portfolio's securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that a portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating portfolio's assets. The Fund's custodian bank will maintain a separate account for the portfolio with securities having a value equal to or greater than such commitments.

	Securities Lending. Each portfolio may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. A portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities a portfolio may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the portfolio's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing portfolios will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom the manager deems to be of good standing and will not be made unless, in the judgment of the manager, the interest to be earned from such loans would justify the risk.

	Short-term Trading. U.S. Government Securities Fund and Short-Term High Grade Bond Fund may, to a limited degree, each engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. As the portfolio turnover rate increases, so will a portfolio's dealer mark-ups and other transaction related expenses. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of a portfolio will fluctuate with the market value of its securities.

	When-Issued, Delayed Delivery and Forward Commitment Investments. Each portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The portfolio's custodian will maintain, in a segregated account on behalf of the portfolio, cash, U.S. government securities or other liquid securities that have a value equal to or greater than the portfolio's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis.

	Foreign Investments. The Large Cap Value Fund may invest in securities of foreign issuers. Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding or other foreign taxes.

	For many foreign securities, there are U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

	The Short-Term High Grade Bond Fund may invest in Yankee obligations, including Yankee obligations of foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

	Options. A "call option" gives a holder the right to purchase a specific stock at a specified price referred to as the "exercise price," within a specific period of time (usually 3, 6, or 9 months). A "put option" gives a holder the right to sell a specific stock at a specified price within a specified time period. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Put and call options are currently traded on The Chicago Board Options Exchange and several other national exchanges. Institutions such as the fund that sell (or "write") call options against securities held in their investment portfolios retain the premium. If the writer determines not to deliver the stock prior to the option's being exercised, the writer may purchase in the secondary market an identical option for the same stock with the same price and expiration date in fulfillment of the obligation. In the event the option is exercised the writer must deliver the underlying stock to fulfill the option obligation. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

Futures Contracts and Related Options. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by a portfolio. For example, put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by a portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by a portfolio that is being hedged. On other occasions, a portfolio may enter into contracts to purchase the underlying instrument. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.

The U.S. Government Securities Fund and Short-Term High Grade Bond Fund may purchase and sell interest rate futures contracts ("futures contracts") and options thereon as a hedge against changes in interest rates. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. If interest rates increased and the value of a portfolio's securities declined, the value of the portfolio's futures contracts would increase, thereby protecting the portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the manager expects interest rates to decline, a portfolio might enter into futures contracts for the purchase of securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase.

The U.S. Government Securities Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The U.S. Government Securities Fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

A portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the portfolio. Futures and options positions are marked to the market daily and the portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the portfolio.

The Short-Term High Grade Bond Fund and U.S. Government Securities
Fund may not purchase futures contracts or options thereon if, immediately thereafter, more than 10% and 30%, respectively, of their total assets would be so invested. In purchasing and selling futures contracts, each portfolio will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the fund is excluded from regulation as a "commodity pool." CFTC regulations permit use of commodity futures for bona fide hedging purposes without limitations on the amount of assets committed to margin.

Neither the U.S. Government Securities Fund nor Short-Term High
Grade Bond Fund will engage in transactions involving futures contracts or options thereon for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by the portfolio and where the transactions are appropriate to reduce the portfolios' risks. Each portfolio's futures, and options on futures, transactions will be entered into for traditional hedging purposes - that is, futures contracts will be sold to protect against a decline in the price of securities that the portfolio owns, or futures contracts will be purchased to protect the portfolio against an increase in the price of securities it is committed to purchase.

There is no assurance that a portfolio will be able to close out it futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets.
Where futures contracts are purchased to hedge against an increase in the price of securities, but the market declines and a portfolio does not invest in securities, the portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the portfolio's securities but the market advances, the portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions.

Portfolio Turnover. Each portfolio effects portfolio transactions with a view towards attaining the investment objectives of the portfolio and is not limited to a predetermined rate of portfolio turnover. A high portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other transaction costs that a portfolio will bear directly, and may result in the realization of net capital gains, distributions of which are taxable to shareholders. See "Financial Highlights" in the prospectus and "Investment Management Agreement and Other Services - Brokerage" in this Statement of Additional Information.


INVESTMENT RESTRICTIONS

Each of the portfolios is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the portfolio, as defined under the Investment Company Act of 1940, as amended (the "Act") and Rule 18f-2 thereunder (see "Voting"). The portfolios are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies - All portfolios. Without the approval of a majority of its outstanding voting securities, no portfolio may:

1.	invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders
thereunder.
3.	invest more than 25% of its total assets in securities, the
issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities)
and securities of state or municipal governments and their
political subdivisions are not considered to be issued by members of any industry.
4.	borrow money, except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 -1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.
5.	make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase
agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the Act.
6.	engage in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.
7.	for the Large Cap Value Fund and the U.S. Government Securities
Fund: purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held;
(c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.
for the Short-Term High Grade Bond Fund only: purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
(b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies).

Nonfundamental Policies.  As a nonfundamental policy, no portfolio may:

1.	purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except
"against the box"). For purposes of this restriction, the deposit or payment by the portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on
margin;
2.	invest in securities of another investment company except as permitted by Section 12(d)(1) of the Act or as part of a merger, consolidation, or acquisition;
3.	purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Additional Nonfundamental Policies - Large Cap Value Fund. As a nonfundamental policy, the Large
Cap Value Fund may not:

1.	invest more than 5% of its total assets in issuers with less than three years of continuous operation (including that of
predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market;
2.	invest in any company for the purpose of exercising control of management;
3.	have more than 15% of its net assets at any time invested in or subject to puts, calls or combinations thereof and may not
purchase or sell options that are not listed on a national
securities exchange; or
4.	invest in interests in oil or gas or other mineral exploration or development programs.

	All of the foregoing restrictions which are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

DIRECTORS AND OFFICERS

JANE DASHER, Director
Investment Officer, Korsant Partners, 283 Greenwich Avenue, Greenwich, Connecticut 06830; Director of seven investment companies associated with Citigroup Inc. ("Citigroup"); prior to 1997 Independent Financial Consultant; from 1975 to 1987 held various positions with Philip Morris Companies, Inc. including Director of Financial Services, Treasurers Department; 49.

DONALD R. FOLEY, Director
Retired, 3668 Freshwater Drive, Jupiter, Florida 33477. Director of twelve investment companies associated with Citigroup; trustee John Hancock Funds; formerly Vice President of Edwin Bird Wilson,
Incorporated (advertising); 76.

PAUL HARDIN, Director
Professor of Law at University of North Carolina at Chapel Hill, 103 S. Building, Chapel Hill, North Carolina 27599; Director of 14 investment companies associated with Citigroup; and a Director of The Summit
Bancorporation; Formerly, Chancellor of the University of North Carolina at Chapel Hill, University of North Carolina; 67.

*HEATH B. McLENDON, Chairman of the Board, President and Chief Executive
Officer
Managing Director of Salomon Smith Barney, Inc. ("Salomon Smith Barney"); Director of 64 investment companies associated with Citigroup; Chairman and President of the manager; Chairman of the Board of Salomon Smith Barney Strategy Advisors Inc. and President of Travelers Investment Adviser, Inc. ("TIA"); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers and Vice Chairman of the Board of Asset Management; 65.

RODERICK C. RASMUSSEN, Director
Investment Counselor, 9 Cadence Court, Morristown, New Jersey 07960. Director of twelve investment companies associated with Citigroup. Formerly Vice President of Dresdner and Company Inc. (investment counselors); 72.

JOHN P. TOOLAN, Director
Retired, 13 Chadwell Place, Morristown, New Jersey 07960. Director of twelve investment companies associated with Citigroup. Formerly, Director and Chairman of Smith Barney Trust Company, Director of Salomon Smith Barney Holdings Inc. and the manager and Senior Executive Vice President, Director and Member of the Executive Committee of Smith Barney; 68.

LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Salomon Smith Barney, Senior Vice President and Treasurer of 59 investment companies associated with Citigroup, and Director and Senior Vice President of the manager and TIA; 41.

JAMES E. CONROY, Vice President
Managing Director of Salomon Smith Barney and Vice President of four investment companies associated with Citigroup; prior to July 1993, Managing Director of Shearson Lehman Advisors; 47.

ELLEN CARDOZO SONSINO, Vice President
Managing Director of Salomon Smith Barney and Vice President of certain other investment companies associated with Citigroup; 48.

PAUL BROOK, Controller
Director of Salomon Smith Barney and Controller or Assistant Treasurer of 43 investment companies associated with Citigroup since 1998;
Managing Director of AMT Capital Services Inc. from 1997-1998; Partner with Ernst & Young LLP prior to 1997; 45.



CHRISTINA T. SYDOR, Secretary
Managing Director of Salomon Smith Barney, Secretary of 59 investment companies associated with Citigroup; Secretary and General Counsel of the manager and TIA; 48.
_________________________
* Designates a Director of the fund who is an "interested person" of the fund as defined in the Investment Company Act of 1940. The business address of each such Director and of each officer listed above, is 388 Greenwich Street, New York, New York 10013.

	As of April 21, 1999, directors and officers owned in the aggregate less than 1% of the outstanding shares of each portfolio.


The following table shows the compensation paid by the fund to each Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and interested directors of the fund are compensated by Salomon Smith Barney. The Fund pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $42,000 per annum plus $100 per meeting attended and reimburses them for travel and out-of-pocket expenses. For the fund's fiscal year ended December 31, 1998, such fees and expenses totaled $13,732.08.

COMPENSATION TABLE

Name of Person
Aggregate
Compensati
on from
Fund

Pension or
Retirement
Benefits
Accrued as
part of Fund
Expenses

Total
Compensat
ion from
Fund
Complex

Number of
Funds for
Which
Person
Serves
Within
Fund
Complex
(as of
4/30/99)

Joseph H. Fleiss@
$1,479
$0
$32,943
10
Donald R. Foley+
$3,116
$0
$57,100
10
Paul Hardin
$2,717
$0
$71,400
12
Heath B. McLendon*
$0
$0
$0
64
Roderick C. Rasmussen
3,117
$0
$57,100
10
Bruce D. Sargent*#
$0
$0
$0
3
John P. Toolan+
$2,817
$0
$54,700
10
________________________
*  Designates a Director who is an "interested person".

# Effective October 8, 1998, Mr. Sargent resigned from the fund's Board of Directors.

+ Pursuant to a deferred compensation plan, the indicated Directors have elected to defer payment of the following amounts of their compensation from the fund: Donald R. Foley - $608.00 and John P. Toolan - $2,817.00, and the following amounts of their compensation from the fund Complex:
Donald R. Foley: $21,000.00 and John P. Toolan: $54,700.00. During the fund's most recent fiscal year ended December 31, 1998, the estate of a deceased director was paid his previously deferred compensation, which totaled $10,262 form the fund and $171,148 from the fund Complex.

@ Effective January 1, 1998, Mr. Fleiss became a Director Emeritus. Upon attainment of age 72 the fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's Directors, together with reasonable out-of-pocket expenses for each meeting attended. For the last Fiscal year, the total paid to Emeritus Directors (other than Mr. Fleiss who is covered in the above table) by the fund was $618.00.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a portfolio of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a portfolio. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The portfolios and Their Investments

Each portfolio intends to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of a portfolio's taxable year, (i) at least 50% of the market value of a portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that a portfolio controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.
As a regulated investment company, each portfolio will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, each portfolio will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement.

The Code imposes a 4% nondeductible excise tax on each portfolio to the extent a portfolio does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by a portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a portfolio's distributions, to the extent derived from a portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, a portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

At December 31, 1998 the unused capital loss carryovers of the portfolios were approximately as follows: Short-Term High Grade Bond
Fund: $5,953,000. For Federal income tax purposes, these amounts are available to be applied against future securities gains, if any, realized. The carryovers expire as follows:

							December 31,
								(in thousands)

2002
2003
2004
Short-Term High Grade Bond Fund
3,858
1,124
$971

The U.S. Government Securities Fund and the Short-Term High Grade
Bond Fund may invest in zero coupons securities having an original issue discount (that is, the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, each portfolio will be required to accrue as income a portion of this original issue discount even though the portfolio will receive no cash payment of interest with respect to these securities. In addition, if the portfolio acquires a security after its initial issuance at a discount that resulted from fluctuations in prevailing interest rates ("market discount"), the portfolio may elect to include in income each year a portion of this market discount.

Each portfolio will be required to distribute substantially all of its income (including accrued original issue and recognized market discount) in order to qualify for "pass-through" federal income tax treatment and also in order to avoid the imposition of 4% excise tax referred to above. Therefore, a portfolio may be required in some years to distribute an amount greater than the total cash income the portfolio actually receives. In order to make the required distribution in such a year, a portfolio may be required to borrow or to liquidate securities. The amount of cash that a portfolio would have to distribute, and thus the degree to which securities would need to be liquidated or borrowing made would depend upon the number of shareholders who chose not to have their dividends reinvested.

A portfolio's transactions in options and futures, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a portfolio and defer portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.
Each portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a portfolio as a regulated investment company.

A portfolio's investment in Section 1256 contracts, such as regulated futures contracts and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the portfolio.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Large Cap Value Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Large Cap Value Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Large Cap Value Fund will reduce the return from its investments.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by a portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a portfolio not later than such December 31, provided that such dividend is actually paid by a portfolio during January of the following calendar year. Each portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each portfolio currently expects to distribute any excess annually to its shareholders. However, if a portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of a portfolio. Dividends and distributions paid by a portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by a portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of a portfolio, and as a capital gain thereafter (if the shareholder holds his shares of a portfolio as capital assets).

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If a portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in a portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a portfolio acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, a portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Backup Withholding. Each portfolio may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide a portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by a portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Dividends and Distributions") made by a portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a portfolio to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain tax consequences affecting the portfolios and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the portfolios.



IRA AND OTHER PROTOTYPE RETIREMENT PLANS

	Copies of the following plans with custody or trust agreements have been approved by the IRS and are available from the fund or Salomon Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

 	The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

	The Taxpayer Relief Act of 1997 has changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. Under the new rules effective January 1, 1998, if you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 1998, a full deduction is permitted if your combined AGI is $50,000 or less ($30,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $50,000-$60,000 ($30,000-$40,000 for an unmarried individual); and no deduction will be allowed when AGI is above $60,000 ($40,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted after $160,000.

	The rules applicable to so-called "Roth IRAs" differ from those described above.

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

	An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $24,000) of each participant's compensation. Compensation is capped at $160,000 for 1998.


Paired Defined Contribution Prototype

	Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the fund through the Smith Barney Prototype Paired Defined Contribution Plan. The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).


PERFORMANCE INFORMATION

	From time to time the fund may advertise a portfolio's total return, average annual total return and yield in advertisements. In addition, in other types of sales literature the fund may also advertise a portfolio's current dividend return. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows what an investment in the portfolio would have earned over a specified period of time (one, five or ten years) assuming the payment of the maximum sales load when the investment was first made, that all distributions and dividends by the portfolio were reinvested on the reinvestment dates during the period less the maximum sales load charged upon reinvestment and less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The Fund may also quote a portfolio's total return for present shareholders that eliminates the sales charge on the initial investment.

	A portfolio's "average annual total return," is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

					P(1 + T)n = ERV

	Where:		P	=	a hypothetical initial payment of
$1,000.

			T	=	average annual total return.

			n	=	number of years.

			ERV	=	Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of a 1-, 5- or 10- year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

	The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the portfolio.

	Each portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, ten-year period (if applicable), and for the life of the portfolio ended December 31, 1998 is as follows:



One Year
Five Years
Ten Years
Life
Inception
Date
Large Cap Value
8.88%
15.52%
13.92%
11.63%
5/18/67
U.S. Government
1.27%
5.80%
8.29%
8.97%
10/9/84
Short-Term High
Grade
6.07%
5.21%
--
5.73%
11/11/91


	Each portfolio's average annual total return with respect to its Class B Shares (where applicable)for the one-year period and the life of such portfolio's Class B shares through December 31, 1998 is as follows:

Portfolio 			One Year	Life		Inception Date

Large Cap Value			8.71%		20.34%		11/7/94

U.S. Government		 	1.04%		8.43%		11/7/94

	Each portfolio's average annual total return with respect to its Class L Shares for the one-year period, five-year period and for the life of such portfolio's Class L shares through December 31, 1998 is as follows:



Portfolio				One Year	Five Years	Life
	Inception Date

Large Cap Value 				11.61%		15.60%
	15.45%		12/2/92

U.S. Government			 	3.48%		6.02%		6.08%
	12/2/92


	Each portfolio's average annual total return with respect to its Class Y Shares for the one-year period and for the life of such portfolio's Class Y shares through December 31, 1998 is as follows:

Portfolio			One Year	Five Years	Life		Inception
Date

Large Cap Value			14.96%		--		19.19%
	2/06/96

U.S. Government			6.29%		7.02%		6.81%
	1/12/93

Short-Term High Grade		6.56%		--		5.45%
	2/07/96

	Each portfolio's average annual total return with respect to its Class Z Shares (where applicable) for the one-year period and for the life of such portfolio's Class Z shares through December 31, 1998 is as follows:

Portfolio			One Year	Life		Inception Date

Large Cap Value 			14.95%		21.89%
	11/07/94



If the maximum sales charges or applicable CDSCs had not been deducted, the average annual total returns would have been as follows:

Each portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, ten-year period (if applicable), and for the life of the portfolio ended December 31, 1998 is as follows:



One Year
Five Years
Ten Years
Life
Inception
Date
Large Cap Value
14.61%
16.71%
14.50%
13.00%
5/18/67
U.S. Government
6.04%
6.78%
8.79%
9.33%
10/9/84
Short-Term High
Grade
6.07%
5.21%
--
5.73%
11/11/91


	Each portfolio's average annual total return with respect to its Class B Shares (where applicable)for the one-year period and the life of such portfolio's Class B shares through December 31, 1998 is as follows:

Portfolio 			One Year	Life		Inception Date

Large Cap Value			13.71%		20.48%
	11/7/94

U.S. Government		 	5.47%		8.62%		11/7/94

	Each portfolio's average annual total return with respect to its Class L Shares for the one-year period, five-year period and for the life of such portfolio's Class L shares through December 31, 1998 is as follows:



Portfolio				One Year	Five Years	Life
	Inception Date

Large Cap Value 				13.73%		15.83%
	15.64%		12/2/92

U.S. Government			 	5.53%		6.24%		6.25%
	12/2/92


	Note that effective October 10, 1994 Class C shares were reclassified as additional Class A shares with respect to the Large Cap Value Fund and that effective November 7, 1994 Class C shares were redesignated Class Y shares with respect to the U.S. Government Securities Fund. In addition, effective November 7, 1994 then existing Class B shares of each portfolio were designated as Class C shares. Each portfolio (except the Short-Term High Grade Bond Fund) began to offer new Class B shares on November 7, 1994. Each portfolio's Class C shares were reclassified as Class L shares on June 12, 1998.

	Each portfolio's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the maximum offering price per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the portfolio; income on short-term obligations is based on current payment rate.

	The Fund calculates current dividend return for the U.S. Government Securities Fund by analyzing the most recent quarterly distribution from investment income, including net equalization credits or debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Large Cap Value Fund by dividing the dividends from investment income declared during the most recent twelve months by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Short-Term High Grade Bond Fund by analyzing the most recent monthly distribution, including net equalization credits and debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. From time to time, the fund may include a portfolio's current dividend return in information furnished to present or prospective shareholders and in advertisements.

	A portfolio's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the portfolio's current dividend return to yields published for other investment companies in other investment vehicles. Current dividends return should also be considered relative to changes in the value of the portfolio's shares and to the risks associated with the portfolio's investment objective and policies. For example, in comparing current dividend returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

	Performance information may be useful in evaluating a portfolio and for providing a basis for comparison with other financial alternatives. Since the performance of each portfolio changes in response to fluctuations in market conditions, interest rates and portfolio expenses, no performance quotation should be considered a representation as to the portfolio's performance for any future period.


VALUATION OF SHARES

	The net asset value of each portfolio's Classes of shares will be determined on any day that the New York Stock Exchange is open. The New York Stock Exchange is closed on the following holidays: New Year's
Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class of a portfolio may differ.


PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

	Detailed information about the purchase, redemption and exchange of fund shares appears in the prospectus.

General

	Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a broker that clears through Salomon Smith Barney ("Dealer Representative"). In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the funds. When purchasing shares of the funds, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

Purchases of the Fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or a Salomon Smith Barney UIT. There are no minimum investment requirements for Class Z shares; however the Fund reserves the right to vary this policy at any time. Shareholders acquiring Class Z shares through a Qualified Plan or a Salomon Smith Barney UIT should consult the terms of their respective plans for redemption provisions.

	Investors in Class A, Class B and Class L shares may open an account in the funds, where offered, by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or
Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the funds through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The funds reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by First Data. Share certificates are issued only upon a shareholder's written request to First Data.

	Purchase orders received by the funds or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the funds or the funds' agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for shares of the funds is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

	Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or First Data. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith Barney Financial Consultant or a Dealer Representative.

Volume Discounts

	The schedules of sales charges described in the prospectus apply to purchases of shares of the U.S. Government Securities Fund or Large Cap Value Fund made by any "purchaser," which term is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code (the "Code") and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"); (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; or
(f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Salomon Smith Barney Financial Consultant.

Sales Charge Waivers and Reductions

	Initial Sales Charge Waivers. Purchases of Class A shares of the U.S. Government Securities Fund or Large Cap Value Fund may be made at net asset value without a sales charge in the following circumstances:
(a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;
(c) purchases of Class A shares by any client of a newly employed
Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer,
(ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon
Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation

	Class A shares of the U.S. Government Securities Fund and Large Cap Value Fund may be purchased by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the portfolio and of portfolios sponsored by Salomon Smith Barney which are offered with a sales charge listed under "Exchange Privilege" below then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Group Purchases

	Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined in accordance with the schedule in the prospectus and will be based upon the aggregate sales of Class A shares of the Smith Barney funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or investments pursuant to retirement plans under Sections 401 or 408 of the Code. Salomon Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Salomon Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring fund shares at a discount and (c) satisfies uniform criteria which enable Salomon Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the portfolio and the members, and must agree to include sales and other materials related to the fund in its publications and mailing to members at no cost to Salomon Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Salomon Smith Barney.

Letter of Intent

	Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the sales charge table in the prospectus includes purchases of all Class A shares of a portfolio and other Smith Barney funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Salomon Smith Barney Financial Consultant or First Data Investors Services Group, Inc. ("First Data" or the "transfer agent") to obtain a Letter of Intent application.

	Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the portfolio within 6 months from the date of the Letter. If a total investment of $15,000,000 is not made within the thirteen-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a CDSC of 1.00%. Each portfolio expects that such transfer will not be subject to Federal income taxes. Please contact a Salomon Smith Barney Financial
Consultant for First Data for further information.

Smith Barney 401(k) Program and ExecChoiceTM Programs

	Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating ("Participating Plans") in these programs.

	Each portfolio offers to Participating Plans Class A shares, and the Large Cap Value Fund and U.S. Government Securities Fund also offers Class L shares, as investment alternatives under the Smith Barney 401(k) and ExecChoiceTM Programs. Class A and Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in a portfolio, all of its subsequent investments in the portfolio must be in the same Class of shares, except as otherwise described below.

	Class A Shares. Class A shares of a portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases
$1,000,000 or more of Class A shares of one or more funds of the Smith Barney funds.

	Class L Shares. Class L shares of a portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith
Barney funds.

	401(k) and ExecChoiceTM Plans Opened On or After June 21, 1996. At the end of the fifth year after the date of the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program, if its total Class L holdings in all non-money market Smith Barney funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class L shares for Class A shares of a portfolio. (For Participating Plans that were originally established through a Salomon Smith Barney retail brokerage account, the five year period will be calculated from the date of retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

	401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of a portfolio. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

	Any Participating Plan in the Smith Barney 401(k) Program that has previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of a portfolio, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney
401(k) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the portfolio but instead may acquire Class A shares of the portfolio. Any Class L shares not converted will continue to be subject to the distribution fee.

	Participating Plans wishing to acquire shares of the portfolio through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

	Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Smith Barney funds are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by Participating Plans in the Smith Barney 401(k)
Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

	At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, the Participating Plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the portfolio. Such Participating Plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of the portfolio but instead may acquire Class A shares of the fund. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors.

	No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus any increase in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the CDSC applies to the redemption by a Participating Plan depends on the number of years since the Participating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

	The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of: (a) the retirement of an employee in the Participating Plan; (b) the termination of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Participating Plan to an employee.

	The per share dividends on Class B and Class L shares of the portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Determination of Public Offering Price

	Each portfolio offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of each portfolio is equal to the net asset value per share at the time of purchase, plus for Class A shares of Large Cap Value Fund and U.S. Government Securities Fund an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class L shares, and Class A shares of Large Cap Value Fund and U.S. Government Securities Fund when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

	The right of redemption of shares of a portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the portfolio normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the portfolio's shareholders.

	If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians.
A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

	If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith
Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

Distribution in Kind

	The Fund has committed itself to pay in cash all requests for redemption by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. Redemptions in excess of the above limit may be paid in portfolio securities, in cash or any combination or both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Valuation of Shares" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Automatic Cash Withdrawal Plan

	An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of a portfolio who own shares of the portfolio with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment.
Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a portfolio, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a portfolio.
Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the portfolio at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

	Shareholders of a portfolio who wish to participate in the Withdrawal Plan and who hold their shares of the portfolio in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant.

ADDITIONAL INFORMATION REGARDING TELEPHONE REDEMPTION AND EXCHANGE
PROGRAM.

	None of the portfolios nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each portfolio and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each portfolio reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

Waivers of CDSC

The CDSC for Large Cap Value Fund and U.S. Government Securities Fund will be waived on: (a) exchanges (see ''Exchange Privilege'' in the respective prospectus); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see ''Automatic Cash Withdrawal Plan'' in the respective prospectus) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption. CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


EXCHANGE PRIVILEGE

	Except as noted below, shareholders of any of the Smith Barney funds may exchange all or part of their shares for shares of the same Class of other Smith Barney funds, on the basis of relative net asset value per share at the time of exchange as follows:

	1	Class A and Class Y shares of a portfolio may be exchanged
without a sales charge for the respective shares of any of the Smith
Barney funds.

	2	Class B shares of a portfolio may be exchanged without a
sales charge. Class B shares of the portfolio exchanged for Class B shares of another Smith Barney Mutual fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

	3	Class L shares of any portfolio may be exchanged without a
sales charge. For purposes of CDSC applicability, Class L shares of the portfolio exchanged for Class C shares of another Smith Barney Mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

	Dealers other than Salomon Smith Barney must notify the transfer agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph 1 above.

	The exchange privilege enables shareholders in any Smith Barney Mutual fund to acquire shares of the same Class in a portfolio with different investment objectives when they believe a shift between portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the portfolio shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant.

	Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


INVESTMENT MANAGEMENT AGREEMENT AND OTHER SERVICES

Manager

	For the fiscal years ended December 31, 1996, 1997 and 1998, the investment management fees paid by each portfolio were as follows:




Portfolio			   1996		     1997	 	  1998

U.S. Government		$1,770,235	$ 1,571,535	$1,471,185
Large Cap Value		$4,622,817 	$ 5,536,984	$6,734,520
Short-Term High Grade	$   479,559 	$    538,831	$   470,058

	Pursuant to the Management Agreement, the management fee for the Large Cap Value Fund is calculated at a rate in accordance with the following schedule: 0.60% of the first $500 million of average daily net assets; 0.55% of the next $500 million; and 0.50% of average daily net assets over $1 billion. The management fee for the U.S. Government Securities Fund is calculated at a rate in accordance with the following schedule: 0.50% of the first $200 million of aggregate average daily net assets of the portfolio, and 0.40% of the aggregate average daily net assets of the portfolio in excess of $200 million. The management fee for the Short-Term High Grade Bond Fund is calculated at the annual rate of 0.45% of such portfolio's average daily net assets.

	The Management Agreement for each of the portfolios further provides that all other expenses not specifically assumed by the manager under the Management Agreement on behalf of a portfolio are borne by the portfolio or the fund. Expenses payable by a portfolio or the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings. filing fees and expenses relating to the registration and qualification of the fund's shares and the fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each portfolio; general corporate expenses are allocated among the various portfolios on the basis of relative net assets.

DISTRIBUTOR

CFBDS, Inc. ("CFBDS") located at 20 Milk Street, Boston,
Massachusetts 02109-5408 serves as the fund's distributor on a best efforts basis pursuant to a distribution agreement dated October 8, 1998 (the "Distribution Agreement") which was approved by the fund's Board of Directors. Prior to the merger of Travelers Group, Inc. and Citicorp Inc. on October 8, 1998, Salomon Smith Barney served as the fund's distributor.

To compensate Salomon Smith Barney for the service it provides and for the expense it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares , calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to those classes primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.


	For the year ended December 31, 1998, the fees which have been accrued and/or paid to Salomon Smith Barney pursuant to Rule 12b-1 for the fund are set out in the table below:

Portfolio			Class A		Class B		Class L
	Class Y		Total

Large Cap Value		$1,994,925	$463,656	$525,895	N/A
	$2,984,476
U.S. Government		$654,267	$99,928		$102,344	N/A
	$856,539
Short-Term High Grade	$235,372	N/A	    	N/A		N/A
	$235,372


Commissions on Class A Shares. For the 1996 and 1997 fiscal years, the aggregate dollar amount of commissions on Class A shares, all of which was paid to Salomon Smith Barney, is as follows:

Class A

Name of Fund
Fiscal Year
Ended
12/31/96
Fiscal Year
Ended 12/31/97

Large Cap Value
$529,000
$458,000

U.S. Government
$135,000
$105,000

Short-Term High Grade
$0
$0


For the period January 1, 1998 through October 7, 1998 and for the period October 8, 1998 through December 31, 1998, the aggregate dollar amounts of commissions on Class A shares, are as follows:


Class A

Name of Fund
01/01/98
through
10/07/98*
10/08/98
through
12/31/98**

Large Cap Value
$591,000
$101,000

U.S. Government
$117,000
$40,000

Short-Term High Grade
$0
$0


*The entire amount was paid to Salomon Smith Barney.

** The following amounts were paid to Salomon Smith Barney: $90,900, $36,000, and $0, respectively.

Commissions on Class L Shares. For the period June 12, 1998 through October 7, 1998 and for the period October 8, 1998 through October 31, 1998, the aggregate dollar amounts of commission on Class L shares are as follows:


Class L
(On June 12, 1998, Class
C shares were renamed
Class L Shares)*

Name of Fund
06/12/98
through
10/07/98*
10/08/98
through
10/31/98**
Large Cap Value
$103,000
$42,000
U.S. Government
$7,000
$9,000
Short-Term High Grade
$0
$0

*The entire amount was paid to Salomon Smith Barney.

** The following amounts were paid to Salomon Smith Barney: $37,800, $8,100, and $0, respectively.

	As set forth in the prospectus, a contingent deferred sales charge ("CDSC") may be imposed on certain redemptions of Class A, Class B and Class L shares. The amount of the CDSC will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. For Class B shares of the Large Cap Value Fund the maximum CDSC is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. For Class B shares of the U.S. Government Securities Fund the maximum CDSC is 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. A CDSC of 1.00% is imposed on redemptions of Class A shares which when combined with Class A shares offered with a sales charge currently held by an investor equal or exceed $500,000 in the aggregate and Class L shares if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the fund shares.

Portfolio Transactions
Large Cap Value Fund - Brokerage

	The manager is responsible for allocating the Large Cap Value Fund's brokerage transactions in equity securities. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Salomon Smith Barney. Salomon Smith Barney has acted as the fund's principal broker on behalf of the Large Cap Value Fund and has received a substantial portion of brokerage fees paid by such portfolio. The portfolio will not deal with Salomon Smith Barney in any transaction in which Smith Barney acts as principal.

	The Fund attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In the opinion of the manager, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the manager takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

	Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the manager takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the portfolio such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the expenses of the manager or Smith Barney in connection with services rendered to other advisory clients and not all such services may be used in connection with the portfolio.

	Shown below are the total brokerage fees paid by the Large Cap Value Fund during 1996, 1997 and 1998. Also shown is the portion paid to Salomon Smith Barney and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During fiscal year 1998, the total amount of commissionable transactions was $1,209,548,409; $327,407,076 (27.1%) of which was directed to
Salomon Smith Barney and executed by unaffiliated brokers and $882,141,333 (72.9%) of which was directed to other brokers.













Total
For
Execution
Only To
Smith
Barney



To Others

To Others For
Execution,
Research
and Statistical
Services

199
6
$956,742
$441,702*
46.2%
$493,445
51.6
%
$21,595
2.2%
199
7
$892,140
$279,132*
31.3%
$572,298
64.1
%
$40,710
4.6%
199
8
$1,365,675
$346,078*
25.3%
$1,019,597
74.7
%
$0
0%

_________________
*Directed to Salomon Smith Barney and executed by unaffiliated brokers.

	The Board of Directors of the fund has adopted certain policies and procedures incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Act which requires that the commissions paid to Salomon Smith Barney must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

All portfolios - Other portfolio Transactions

	The Fund's fixed income securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the manager determines that the best execution will be obtained. (Newly issued U.S. Treasury securities would be purchased through the auction process.) Usually no brokerage commissions, as such, are paid for purchases and sales of fixed-income securities, which are typically undertaken through principal transactions, although the price paid usually includes compensation to the dealer acting in the form of a spread or mark-up. The prices paid to underwriters of newly issued securities (other than U.S. Treasury Securities) typically include a concession paid by the issuer to the underwriter, and purchasers of after-market fixed-income securities from dealers ordinarily are executed at a price between the bid and asked price.

	Transactions in fixed-income securities are allocated to various broker-dealers by the manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, broker-dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis with the views and information of other securities firms. The Fund may utilize Salomon Smith Barney as a commodities broker in connection with entering into options and futures contracts.

	Research services furnished by broker-dealers through which the fund effects securities transactions may be used by the manager in managing other investment funds and, conversely, research services furnished to the manager by broker-dealers in connection with other funds the manager advises may be used by the manager in advising the fund. Although it is not possible to place a dollar value on these services, the manager is of the view that the receipt of the services should not reduce the overall costs of its research services.

	Investment decisions for each portfolio are made independently from those of other portfolios, and other investment companies managed by the manager. If those investment companies are prepared to invest in, or desire to dispose of, investments at the same time as the fund, however, available investments or opportunities for sales will be allocated equitably to each client of the manager. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.


ADDITIONAL INFORMATION ABOUT THE MANAGER

SSBC Fund Management Inc., formerly Mutual Management Corp., 388 Greenwich Street, New York, NY 10013 was incorporated on March 12, 1968 and renders investment management advice to investment companies with aggregate assets under management in excess of $114 billion as of March 31, 1999. The manager is an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc., a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSB Citi Asset Management, Travelers Life & Annuity, and Travelers Property Casualty.

CUSTODIAN

	portfolio securities and cash owned by the fund are held in the custody of PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 (foreign securities, if any, will be held in the custody of the Barclays Bank, PLC)

	In the event of the liquidation or dissolution of the fund, shares of a portfolio are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective portfolios, of any general assets not belonging to any particular portfolio that are available for distribution.

INDEPENDENT AUDITORS

	KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the fund's independent auditors for its fiscal year ending December 31, 1999 to examine and report on the fund's financial statements and highlights.

ADDITIONAL INFORMATION ABOUT THE FUND

	The Fund, an open-end, diversified investment company, was incorporated in Maryland on December 2, 1966. The Fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The Fund has outstanding three series of shares, each representing shares in separate portfolios, and the Board of Directors may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class L, Class Y and Class Z (where available) shares of any portfolio represent interests in the assets of the portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which pertain to a particular Class. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.

	The Articles of Incorporation of the fund permit the Board of Directors to establish additional portfolios of the fund from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios were established and may differ from those set forth in the prospectus and this Statement of Additional Information.


 VOTING

	As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

	As used in the prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund (or the affected portfolio or class) or
(b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the fund (or the affected portfolio or class) are represented at the meeting in person or by proxy. A portfolio or class shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio or class in the matter are identical or that the matter does not affect any interest of the portfolio or class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the portfolio affected by the matter; however, the ratification of independent accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Fund shares voting without regard to portfolio.

As of April 21, 1999, the following table contains a list of shareholders who of record or beneficially own at least 5% of the outstanding shares of a particular class of shares of a portfolio of the fund:

Large Cap Value Fund
Class Y
Holder					% of shares
Smith Barney Concert Series, Inc.		49.86%
Growth portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Short-Term High Grade Bond Fund
Class Y
Holder					% of shares
Smith Barney Concert Series, Inc.		49.67%
Balanced portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		14.41%
Income portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		14.10%
Select Balanced portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		13.27%
Conservative portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Class A
Holder					% of shares
Samuel Earl Upchurch Jr.			10.56%
Regions Financial Corp.
PO Box 10247
Birmingham, AL 35202

FINANCIAL STATEMENTS

	The Fund's financial information is incorporated by reference to the fund's Annual Reports to Shareholders for the fiscal year ended
December 31, 1998.   The annual reports were filed March 23, 1999 with
the SEC, accession number 91155-99-000188.




APPENDIX - RATINGS FOR DEBT OBLIGATIONS

BOND (AND NOTES) RATINGS

Moody's Investors Service, Inc.

	Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

	A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate by elements may be present that suggest a susceptibility to impairment sometime in the future.

	Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

	Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

	C - Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

	Con (..) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

	Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

	AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

	AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

	A- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

	BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

	BB, B, CCC, CC, C - Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

	Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

	L The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

	- Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

	* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

	NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

	Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

	Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations.
This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Standard & Poor's Ratings Group

	A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

	A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

33
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